SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                  FORM 8 - K/A

                                 AMENDMENT NO. 2

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 26, 1997
                                                 -------------

                             THE HELICON GROUP, L.P.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

         Delaware                  33-72468                      22-3248703
- --------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission)                  (IRS Employer
       of Incorporation)         File Number)                Identification No.)

                              HELICON CAPITAL CORP.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

         Delaware                33-72468-01                      22-3248702
- --------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission)                  (IRS Employer
       of Incorporation)         File Number)                Identification No.)


630 Palisade Avenue, Englewood Cliffs, New Jersey                       07632
- --------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code (201) 568-7720
                                                   --------------

                                       N/A
- --------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial Statement of businesses acquired.

            See Financial Statements and Pro Forma Financial Information commencing on page 4 and pages referenced hereon.

      (b)   Pro Forma Financial Information.

            See Financial Statements and Pro Forma Financial Information commencing on page 4 and pages referenced hereon.

      (c)   Exhibits

            See Exhibit Index.

                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their respective behalf by the undersigned, thereunto duly authorized.


Date: September 10, 1997


                                       THE HELICON GROUP

                                       By: Baum Investments, Inc.


                                           By: /s/ Theodore B. Baum
                                               ------------------------------
                                               Theodore B. Baum
                                               President


                                       HELICON CAPITAL CORP.


                                       By: /s/ Theodore B. Baum
                                           ----------------------------------
                                           Theodore B. Baum
                                           President

                    THE HELICON GROUP, L.P. AND WHOLLY OWNED
                              INCORPORATED ENTITIES

           Unaudited Proforma Condensed Combined Financial Statements

The unaudited proforma combined statement of operations data for the fiscal year ended December 31, 1996 and the six months ended June 30, 1997 are presented to give effect to the acquisition of certain cable television assets from Booth American Company, the new bank facility used to finance the acquisition and the elimination of certain indebtedness which was repaid, as required by the new bank facility.

The purchase price of the acquisition was determined based upon arms-length negotiations between the Company and the seller. The purchase price for the acquisition has been allocated primarily to the net assets acquired which included property, equipment and intangible assets.

In the opinion of management, all adjustments necessary to present fairly this proforma information have been made.

These unaudited proforma condensed combined financial statements should be read in conjuction with the the Company's consolidated financial statements and the notes thereto as of and for the fiscal year ended December 31, 1996 and the three and six months ended June 30, 1997 and with the combined financial statements and the notes thereto of Cableco (a wholly-owned business unit of Booth American Company) included herein. The proforma information is not necessarily indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it indicative of the Company's future results.

                    THE HELICON GROUP, L.P. AND WHOLLY OWNED
                             INCORPORATED ENTITIES

         Unaudited Proforma Condensed Combined Statements of Operations
                          Year Ended December 31, 1996

                                                                        Cableco
                                              The Helicon Group    (A wholly owned
                                              And Wholly Owned     subsidiary of Booth
                                            Incorporated Entities   American Company)      Pro Forma         Pro Forma
                                                 Historical            Historical          Adjustments        Combined
                                            ---------------------  -------------------    ------------       ---------
Revenues                                        $ 38,059,737         $ 3,676,013                            $ 41,735,750
                                                ------------         -----------          ------------      ------------

Operating expenses:
     Operating expenses                           10,213,044           1,327,726                              11,540,770
     General and administrative expenses           6,177,970             549,164          $     82,996 (1)     6,810,130
     Marketing expenses                            1,149,655             184,853                     0         1,334,508
     Shared central office services allocation             0              95,208               (95,208)(2)             0
     Taxes other than income                               0              82,996               (82,996)(1)             0
     Depreciation and amortization                10,127,200           1,683,281               359,620 (3)    12,170,101
     Management fee charged by affiliate           1,902,987                   0               183,801 (4)     2,086,788
     Corporate and other expenses                    345,297                   0                25,000 (5)       370,297
                                                ------------         -----------          ------------      ------------
         Total operating expenses                 29,916,153           3,923,228               473,213        34,312,594
                                                ------------         -----------          ------------      ------------

        Operating income (loss)                    8,143,584            (247,215)             (473,213)        7,423,156
                                                ------------         -----------          ------------      ------------

Interest expense                                 (13,496,610)                  0            (1,604,410)(6)   (15,101,020)
Interest income                                      210,544                   0                     0           210,544
Benefit for income taxes                                   0              84,235               (84,235)(7)             0
                                                ------------         -----------          ------------      ------------
                                                 (13,286,066)             84,235            (1,688,645)      (14,890,476)
                                                ------------         -----------          ------------      ------------

        Net loss                                ($ 5,142,482)        ($  162,980)         ($ 2,161,858)     ($ 7,467,320)
                                                ============         ===========          ============      ============

See accompanying notes to unaudited proforma condensed combined financial statements.

                    THE HELICON GROUP, L.P. AND WHOLLY OWNED
                              INCORPORATED ENTITIES

         Unaudited Proforma Condensed Combined Statements of Operations
                         Six months ended June 30, 1997

                                                                        Cableco
                                              The Helicon Group    (A wholly owned
                                              And Wholly Owned     subsidiary of Booth
                                            Incorporated Entities   American Company)      Pro Forma         Pro Forma
                                                 Historical            Historical          Adjustments        Combined
                                            ---------------------  -------------------    ------------       ---------
Revenues                                        $ 20,696,330         $ 1,908,804                            $ 22,605,134
                                                ------------         -----------          ------------      ------------

Operating expenses:
     Operating expenses                            5,828,852             720,140                               6,548,992
     General and administrative expenses           3,187,598             227,140          $     48,234 (1)     3,462,972
     Marketing expenses                              637,871              79,026                     0           716,897
     Shared central office services allocation             0              42,859               (42,859)(2)             0
     Taxes other than income                               0              48,234               (48,234)(1)             0
     Depreciation and amortization                 5,102,806             860,152               161,298 (3)     6,124,256
     Management fee charged by affiliate           1,034,818                   0                95,440 (4)     1,130,258
     Corporate and other expenses                    195,562                   0                12,500 (5)       208,062
                                                ------------         -----------          ------------      ------------
         Total operating expenses                 15,987,507           1,977,551               226,379        18,191,437
                                                ------------         -----------          ------------      ------------

        Operating income (loss)                    4,708,823             (68,747)             (226,379)        4,413,697
                                                ------------         -----------          ------------      ------------

Interest expense                                  (6,774,826)                  0              (848,798)(6)    (7,623,624)
Interest income                                       69,068                   0                     0            69,068
Benefit for income taxes                                   0              23,374               (23,374)(7)             0
                                                ------------         -----------          ------------      ------------
                                                  (6,705,758)             23,374              (872,172)       (7,554,556)
                                                ------------         -----------          ------------      ------------

        Net loss                                ($ 1,996,935)        ($   45,373)         ($ 1,098,551)     ($ 3,140,859)
                                                ============         ===========          ============      ============

See accompanying notes to unaudited proforma condensed combined financial statements.

                    THE HELICON GROUP, L.P. AND WHOLLY OWNED
                              INCORPORATED ENTITIES

   Notes to Unaudited Proforma Condensed Combined Financial Statements


(1) To reclassify this expense category to general and administrative expense where the registrant normally reports these costs.

(2) To eliminate the shared central office services allocation which will not be incurred.

(3) To reflect the adjustment to depreciation and amortization expense on the acquired assets as if such assets were acquired on January 1, 1996 and the elimination of the historical depreciation and amortization expense of Cableco.

                                                 Year ended     Six months ended
                                                Dec. 31, 1996    June 30, 1997
                                                -------------    -------------

      Proforma depreciation and amortization     $ 2,042,901       $1,021,450
      Elimination of historical depreciation
          and amortization of Cableco             (1,683,281)        (860,152)
                                                 -----------       ----------

      Proforma adjustment                        $   359,620       $  161,298
                                                 -----------       ----------

(4) To reflect additional management fees that would have been payable if the acquisition was completed on January 1, 1996.

(5) To reflect additional bank agency fees as a result of the new bank facility used to finance the acquisition.

(6) To reflect additional interest expense as a result of borrowing under the new bank debt used to finance the acquisition, the amortization of deferred financing costs relating to the new bank facility and the elimination of certain indebtedness which was repaid. The effects of the items described above are summarized as follows:

                                                             Year ended      Six months ended
                                                           Dec. 31, 1996       June 30, 1997
                                                           -------------       -------------
      Proforma interest expense on new bank debt             $1,687,500          $843,750
      Proforma amortization of deferred financing costs         120,000            60,000
      Proforma elimination of interest expense on
                   certain indebtedness                        (203,090)          (54,952)
                                                             ----------          --------

      Proforma adjustment                                    $1,604,410          $848,798
                                                             ----------          --------

(7) To eliminate the benefit for income taxes. The Helicon Group, L.P., a partnership, is not subject to Federal income taxes since any liability or benefit for such income taxes is that of the Partnership's partners and not of the Partnership.

Cableco
(A wholly-owned business unit
of Booth American Company)
Combined Financial Statements
December 31, 1996

                        Report of Independent Accountants

September 8, 1997

To the Board of Directors and
Stockholders of Booth American Company


In our opinion, the accompanying combined balance sheet and the related combined statements of operations and of cash flows present fairly, in all material respects, the financial position of Cableco (a wholly-owned business unit of Booth American Company) at December 31, 1996, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the management of Booth American Company; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
Detroit, Michigan

Cableco                                                                        2

(A wholly-owned business unit of
Booth American Company)


Combined Balance Sheet
- --------------------------------------------------------------------------------

                                                                    December 31,
                                                                        1996
Assets

Current assets
   Accounts receivable, net                                         $  103,472
   Other assets                                                          2,803
                                                                    ----------
      Total current assets                                             106,275
Property, plant and equipment, net                                   7,129,691
Intangibles, net                                                       415,758
                                                                    ----------

      Total assets                                                  $7,651,724
                                                                    ==========

Liabilities and Parent Company Investment

Current liabilities
   Current portion of lease obligations                             $   54,793
   Accrued payroll                                                      58,814
   Accrued taxes and other                                              75,113
                                                                    ----------
      Total current liabilities                                        188,720
                                                                    ----------
Long-term lease obligations                                             70,901
Deferred income taxes                                                  804,689
                                                                    ----------
                                                                       875,590

Parent Company Investment                                            6,587,414

      Total liabilities and Parent Company Investment               $7,651,724
                                                                    ==========


See accompanying notes to combined financial statements.

Combined Statement of Operations                                               3
- --------------------------------------------------------------------------------

                                                              For the year ended
                                                                 December 31,
                                                                    1996

Revenue
   Cable fees                                                    $ 3,298,550
   Other income                                                      377,463
                                                                 -----------
      Total operating revenue                                      3,676,013
                                                                 -----------
Technical and program expenses                                     1,327,726
Administrative expenses                                              549,164
Sales expenses                                                       184,853
Shared Central Office services allocation                             95,208
Taxes other than income                                               82,996
Depreciation                                                       1,432,599
Amortization                                                         250,682
                                                                 -----------
      Total expenses                                               3,923,228
                                                                 -----------
Loss before income taxes                                            (247,215)
Benefit for income taxes                                             (84,235)
                                                                 -----------

      Net loss                                                   $  (162,980)
                                                                 ===========


See accompanying notes to combined financial statements.

Combined Statement of Cash Flows                                               4
- --------------------------------------------------------------------------------

                                                              For the year ended
                                                                 December 31,
                                                                     1996

Cash flows from operating activities
Net loss                                                        $  (162,980)
Adjustments to reconcile net loss to net cash
 provided by operating activities
   Depreciation                                                   1,432,599
   Amortization                                                     250,682
   Gain on disposal of property, plant and equipment                 (7,935)
   Deferred income taxes                                            224,169
   Changes in assets and liabilities
      Accounts receivable, net                                      (13,307)
      Other assets                                                      363
      Accrued payroll                                                58,814
      Accrued taxes and other                                         5,492
                                                                -----------
         Net cash provided by operating activities                1,787,897
                                                                -----------
Cash flows from investing activities
Additions to property, plant and equipment                       (2,491,660)
Proceeds from disposal of property, plant and equipment              77,710
                                                                -----------

         Net cash used for investing activities                  (2,413,950)
                                                                -----------

Cash flows from financing activities
Change in Parent Company Investment                                 683,479
Payments on lease obligations                                       (57,426)

         Net cash flows from financing activities                   626,053
                                                                -----------
Net change in cash                                                        0
Cash at beginning of period                                               0
                                                                -----------

Cash at end of period                                           $        --
                                                                ===========


See accompanying notes to combined financial statements.

Cableco                                                                        5
(A wholly-owned business unit of
Booth American Company)

Notes to Combined Financial Statements
December 31, 1996
- --------------------------------------------------------------------------------

1.    Basis of Presentation and Organization

      Pursuant to an Asset Purchase Agreement dated November 21, 1996 (the "Agreement"), among HPI Acquisition Co., LLC ("HPI"); Booth Communications Carolinas Assets, Inc.; Booth Communications Carolinas, Inc. and Booth American Company, (collectively, "Booth"); the Boone, Watauga, Blowing Rock, Ashe County and Caldwell County operations (collectively, "Cableco") of the High Country Cable TV System of Booth were sold to HPI effective June 26, 1997. Cableco provides cable television services to residents of the geographic areas covered by the franchise agreements with the above operating authorities. All franchise areas are located in North Carolina.

      Throughout the period covered by the financial statements, Cableco was conducted and accounted for as an operating division of Booth. Cableco is comprised of parts of several legal entities. Historically, separate financial statements were not prepared for Cableco. These financial statements were prepared to comply with the rules and regulations of the Securities and Exchange Commission. These combined financial statements were derived from the historical accounting records of Booth, and do not reflect the impact of the transaction discussed above.

      The Combined Statement of Operations includes all revenues and costs attributable to Cableco, including allocation of costs for facilities, functions and services used by Cableco at sites shared with other Booth operations, and costs for certain functions and services performed by centralized Booth organizations either directly or indirectly for Cableco. All of the allocations and estimates in the financial statements are based on assumptions that Booth management believes are reasonable under the circumstances. However, these allocations are not necessarily indicative of the costs that would have resulted if Cableco had been operated as a separate entity during the period.

2.    Summary of Significant Accounting Policies

      Basis of combination

      The combined financial statements include the accounts of the various units comprising Cableco. The main operating head end for the High Country system is located in Boone, North Carolina, and serves the franchises included in Cableco. Facilities and employees are shared with other Booth operations. There were no material transactions among the units within Cableco. Debt and the related interest expense relating to several Booth operating entities have been excluded from the combined financial statements.

      Revenue recognition

      Revenue is recognized during the month cable services are provided.

      Accounts receivable

      Accounts receivable is net of the allowance for doubtful accounts of $12,677 at December 31, 1996.

Cableco                                                                        6
(A wholly-owned business unit of
Booth American Company)

Notes to Combined Financial Statements
December 31, 1996
- --------------------------------------------------------------------------------

2.    Summary of Significant Accounting Policies (continued)

      Property, plant and equipment

      Properties are carried at cost and are depreciated over their estimated useful lives, which range from 4 to 40 years principally using the straight-line method. Cable and transmitters are depreciated over 7 to 9 years.

      In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," Cableco estimates the future undiscounted cash flows of the operations to which the property, plant and equipment relate to ensure that the carrying value has not been impaired. If the undiscounted pre-tax cash flows are less than the carrying value of the assets, an impairment loss is recognized for the difference between the estimated fair value and the carrying value. Management believes no such impairment exists at December 31, 1996.

      Income taxes

      The taxable income or loss of the various units comprising Cableco were included in the consolidated tax return of Booth. As such, separate income tax returns were not prepared or filed for Cableco. Income tax expense and other tax related information in these combined financial statements have been calculated substantially as if Cableco were a separate entity. The calculation of the tax provision (benefit) and deferred taxes necessarily required certain assumptions, allocations and estimates which management believes are reasonable to reflect tax reporting for Cableco as a stand-alone entity.

      Deferred taxes are provided to give recognition to the effect of expected future tax consequences of temporary differences between the carrying amounts for financial reporting purposes and the tax basis of assets and liabilities. Current tax liabilities are considered settled through the Parent Company Investment account.

      Intangible assets

      Intangible assets are net of accumulated amortization of $2,489,420 as of December 31, 1996 and are amortized over their estimated useful lives, which range from 9 to 40 years, on a straight-line basis. Periodically, Cableco estimates the future pre-tax cash flows (undiscounted and without interest charges) of the operations to which intangibles relate to ensure that the carrying value of such assets has not been impaired. On the basis of this analysis, management believes no such impairment exists at December 31, 1996.

      Use of estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cableco                                                                        7
(A wholly-owned business unit of
Booth American Company)

Notes to Combined Financial Statements
December 31, 1996
- --------------------------------------------------------------------------------

3.    Related Party Transactions

      Shared services

      The combined financial statements include significant transactions with other Booth organizations involving functions and services that were provided to Cableco. These services include information systems support, certain centralized accounting functions, legal services, benefits administration, executive office and facilities. In addition, Cableco participates in Booth developed and administered insurance and employee benefit programs, including group medical, general and product liability and other standard liability coverage.

      Allocations and charges for the programs described above have been made based on historical or anticipated experience for Cableco or based on percentages of total costs for the services provided using methods that Booth management believes are reasonable. Such charges and allocations are not necessarily indicative of the costs that would have been incurred if Cableco had been a separate entity.

      Cash management

      Cableco participates in Booth's centralized cash management program. Under this program, accounts receivable are collected and cash is invested centrally. Additionally, disbursements are funded centrally. As a result, Cableco does not report a cash balance. The cash activities of Cableco are reflected in the Parent Company Investment balance. Historically, the intercompany receivables and payables have been considered settled in the normal course of business and are not interest bearing. The net cumulative, interdivisional balances are included in the combined balance sheet as part of Parent Company Investment. A reconciliation of the Parent Company Investment account activity for the period is as follows:

      Balance, December 31, 1995                              $ 6,066,915
      Net loss                                                   (162,980)
      Net intercompany transactions                               683,479
                                                              -----------

      Balance, December 31, 1996                              $ 6,587,414
                                                              ===========

      Interest

      No interest is charged to Cableco relating to the Parent Company
      Investment.

Cableco                                                                        8
(A wholly-owned business unit of
Booth American Company)

Notes to Combined Financial Statements
December 31, 1996
- --------------------------------------------------------------------------------

4.    Property, Plant and Equipment

                                                           December 31, 1996

      Cable and transmitters                                 $ 12,478,870
      Transmitter buildings                                         1,341
      Transmitter towers                                           45,788
      Studio equipment                                             39,753
      Office equipment                                             82,445
      Vehicles and other                                          368,318
                                                             ------------
                                                               13,016,515

      Less - accumulated depreciation                          (5,886,824)
                                                             ------------

                                                             $  7,129,691
                                                             ============

5.    Income Taxes

      The benefit for income taxes comprises the following:

                                                                Year ended
                                                             December 31, 1996

      Current tax benefit
      U.S. federal                                              $(308,404)

      Deferred tax expense
      U.S. federal                                                224,169
                                                                ---------

      Benefit for income taxes                                  $ (84,235)
                                                                =========

        A reconciliation of income taxes determined using the U.S. federal statutory rate of 35% to actual income tax benefit is as follows:

                                                                Year ended
                                                             December 31, 1996

      Loss before income taxes                                  $(247,215)
                                                                ---------
      Tax benefit at U.S. federal statutory rate                  (86,525)
      Non-deductible items                                          2,290
                                                                ---------

                                                                $ (84,235)
                                                                =========

Cableco                                                                        9
(A wholly-owned business unit of
Booth American Company)

Notes to Combined Financial Statements
December 31, 1996
- --------------------------------------------------------------------------------

5.    Income Taxes (continued)

      Deferred tax assets (liabilities) are comprised of the following:

                                                            December 31, 1996
      Assets
      Intangibles                                               $  61,127
      Liabilities
      Property, plant and equipment                              (865,816)
                                                                ---------

             Total net deferred tax liabilities                 $(804,689)
                                                                =========

6.    Employee Benefits

      Pension

      Booth sponsors a defined benefit plan covering substantially all employees of Cableco. Plan benefits are generally formula based with recognition of years of service and compensation levels. In accordance with the terms of the Agreement, HPI will not assume obligations with respect to the Booth pension plan. For purposes of the combined financial statements, Cableco is considered to be a participant in a multiemployer plan. As such, a portion of the net pension credit has been allocated to Cableco. Such credits approximated $7,000 for the period from January 1, 1996 through December 31, 1996 and are considered settled through the Parent Company Investment account.

7.    Commitments and Contingencies

      Lease Obligations

      Cableco is obligated under several capital and operating leases relating to vehicles and the cable operating facility. Capitalized amounts relating to leases are included in the appropriate property, plant and equipment categories. Future minimum rental commitments under capital and operating leases as of December 31, 1996, net of amounts representing interest, are as follows:

                                                         Capital     Operating
                                                         leases       leases

        Year ended December 31,
        1997                                           $   54,793    $  38,294
        1998                                               32,319       38,294
        1999                                               15,128       25,530
        2000                                               8,034
        2001                                               6,319
        2002 and thereafter                                9,101
                                                       ---------

                                                       $ 125,694     $ 102,118
                                                       =========     =========

Cableco                                                                       10
(A wholly-owned business unit of
Booth American Company)

Notes to Combined Financial Statements
December 31, 1996
- --------------------------------------------------------------------------------

7.    Commitments and Contingencies (continued)

      General

      There are pending regulatory actions incident to the normal course of business. Management believes that the resolution of these matters will not have a material adverse effect on the cash flows, results of operations or financial position of Cableco.

Cableco
(A wholly-owned business unit of
Booth American Company)

Combined Balance Sheet
================================================================================
                                                                UNAUDITED
                                                                March 31,
                                                          1997           1996
                                                        ----------    ----------
Assets

Current assets
  Accounts receivable, net                              $   62,603    $   60,484
  Other assets                                               2,254         3,863
                                                        ----------    ----------

    Total current assets                                    64,857        64,347

Property, plant and equipment, net                       6,518,475     5,880,482
Intangibles, net                                           353,088       603,770
                                                        ----------    ----------

       Total assets                                     $6,936,420    $6,548,599
                                                        ==========    ==========

Liabilities and Parent Company Investment

Current liabilities
  Current portion of lease obligations                  $   55,068    $   53,334
  Accrued payroll                                           59,109             0
  Accrued taxes and other                                   38,505        31,383
                                                        ----------    ----------

    Total current liabilities                              152,682        84,717
                                                        ----------    ----------

Long-term lease obligations                                 57,077        61,691
Deferred income taxes                                      804,689       580,520
                                                        ----------    ----------

                                                           861,766       642,211
                                                        ----------    ----------

Parent Company Investment                                5,921,972     5,821,671
                                                        ----------    ----------

Total liabilities and Parent Company Investment         $6,936,420    $6,548,599
                                                        ==========    ==========

Cableco
(A wholly-owned business unit of
Booth American Company)

Combined Statement of Operations
================================================================================
                                                              UNAUDITED
                                                      For the three months ended
                                                              March 31,
                                                        1997           1996
                                                      ---------     -----------
Revenue
  Cable fees                                          $ 845,512     $   757,739
                                                      ---------     -----------
  Other income                                           84,328          76,609

    Total operating revenue                             929,840         834,348
                                                      ---------     -----------
Technical and program expenses                          357,462         337,287
Administrative expenses                                 117,721         128,261
Sales expenses                                           40,890          43,972
Shared Central Office services allocation                22,492          21,586
Taxes other than income                                  25,008          24,416
Depreciation                                            371,949         424,697
Amortization                                             62,670          62,670
                                                      ---------     -----------
    Total expenses                                      998,192       1,042,889

Loss before income taxes                                (68,352)       (208,541)
Benefit for income taxes                                (23,240)        (70,904)
                                                      ---------     -----------
Net loss                                              ($ 45,112)    ($  137,637)
                                                      =========     ===========

Cableco
(A wholly-owned business unit of
Booth American Company)

Combined Statement of Cash Flows

                                                                UNAUDITED
                                                      For the three months ended
                                                                March 31,
                                                            1997        1996
                                                          ---------   ---------
Cash flows from operating activities
Net loss                                                  ($ 45,112)  ($137,637)
Adjustments to reconcile net loss to net cash
provided by operating activities
   Depreciation                                             371,949     424,697
   Amortization                                              62,670      62,670
   Gain on disposal of property, plant and equipment         (1,529)     (1,016)
   Deferred income taxes                                          -           -
   Changes in assets and liabilities
      Accounts receivable, net                               40,869      29,681
      Other assets                                              549        (697)
      Accrued payroll                                           295           -
      Accrued taxes and other                               (36,608)    (38,238)
                                                          ---------   ---------
         Net cash provided by operating activities          393,083     339,460
                                                          ---------   ---------
Cash flows from investing activities
Additions to property, plant and equipment                  (52,728)   (378,887)
Proceeds from disposal of property, plant and equipment     294,672     169,107
                                                          ---------   ---------
         Net cash used for investing activities             241,944    (209,780)
                                                          ---------   ---------
Cash flows from financing activities
Change in Parent Company Investment                        (620,330)   (107,607)
Payments on lease obligations                               (14,697)    (22,073)
                                                          ---------   ---------
         Net cash flows from financing activities          (635,027)   (129,680)
                                                          ---------   ---------
Net change in cash                                                -           -
Cash at beginning of period                                       -           -
                                                          ---------   ---------

Cash at end of period                                     $       -   $       -
                                                          =========   =========

Cableco
(A wholly-owned business unit of
Booth American Company)

Combined Statement of Operations
================================================================================
                                                                UNAUDITED
                                                        For the six months ended
                                                                June 30 1997


Revenue
  Cable fees                                                        $ 1,737,228
  Other income                                                          171,576
                                                                    -----------

    Total operating revenue                                           1,908,804
                                                                    -----------
Technical and program expenses                                          720,140
Administrative expenses                                                 227,140
Sales expenses                                                           79,026
Shared Central Office services allocation                                42,859
Taxes other than income                                                  48,234
Depreciation                                                            734,811
Amortization                                                            125,341
                                                                    -----------
    Total expenses                                                    1,977,551
                                                                    -----------
Loss before income taxes                                                (68,747)
Benefit for income taxes                                                (23,374)
                                                                    -----------
Net loss                                                            ($   45,373)
                                                                    ===========